FORM 4 - JOINT FILER INFORMATION

NAME:                           Frost Gamma Investments Trust

ADDRESS:                        4400 Biscayne Blvd
                                Miami, FL 33137

Designated Filer:               Phillip Frost, M.D.

Issuer and Ticker Symbol:       Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                      August 18, 2016

FROST GAMMA INVESTMENTS TRUST

      by:      /s/ Phillip Frost MD, as trustee
              ---------------------------------
                Phillip Frost, M.D., Trustee

                            JOINT FILER INFORMATION
                            ------------------------

NAME:                           Frost Nevada Investments Trust

ADDRESS:                        4400 Biscayne Blvd
                                Miami, FL 33137

Designated Filer:               Phillip Frost, M.D.

Issuer and Ticker Symbol:       Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                      August 18, 2016

FROST NEVADA INVESTMENTS TRUST

      by:      /s/ Phillip Frost MD, as trustee
              ---------------------------------
                Phillip Frost, M.D., Trustee